                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             The Mead Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

The Mead Corporation
Mead World Headquarters
Courthouse Plaza Northeast
Dayton, Ohio  45463

March 12, 1997

To the Holders of Common Shares:



     The Annual Meeting of Shareholders of The Mead Corporation will be held at the Blair Auditorium, Sinclair Community College, 444 West Third Street, Dayton, Ohio, on Thursday, April 24, 1997 at 4:00 p.m. Formal Notice of the Meeting and Proxy Statement accompany this letter.

     A prompt execution and return of your proxy will both assure the presence of a quorum at the meeting and minimize the cost of the proxy solicitation. A postage paid envelope is enclosed for your convenience in replying.

                                                       Very truly yours,



                                                       Steven C. Mason
                                                       Chairman of the Board

Notice of Annual
Meeting Of Shareholders

The Mead Corporation                                              Dayton, Ohio
Mead World Headquarters                                           March 12, 1997
Courthouse Plaza Northeast
Dayton, Ohio  45463

To the Holders of Common Shares of
THE MEAD CORPORATION

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Mead Corporation will be held at the Blair Auditorium, Sinclair Community College, 444 West Third Street, Dayton, Ohio, on Thursday, April 24, 1997 at 4:00 p.m., for the following purposes:

     1.   To elect nine directors for a term of one year;

     2. To transact such other business as may properly come before the meeting or any adjournment.

     The close of business on February 25, 1997 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment. The stock transfer books will not be closed.

     Please complete, sign, date and return the enclosed proxy promptly so that we may have the fullest expression possible of the wishes of the shareholders.

By order of the Board of Directors
Thomas E. Palmer
Secretary

Proxy Statement
For 1997 Annual Meeting

The Mead Corporation
Mead World Headquarters
Courthouse Plaza Northeast
Dayton, Ohio  45463

March 12, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The Mead Corporation ("Mead") of proxies to be used at the Annual Meeting of Shareholders to be held on April 24, 1997 and any adjournment. The close of business on February 25, 1997 has been fixed as the record date for the determination of the holders of Common Shares entitled to notice and to vote. There were outstanding on the record date 52,236,180 Common Shares.

     The holders of Common Shares are entitled to one vote per share upon all matters set forth in the Notice of the Annual Meeting.

     A shareholder signing and returning a proxy has the power to revoke it at any time prior to its exercise by giving notice to Mead in writing or in open meeting, but without affecting any vote previously taken. Unless revoked, the shares represented by the proxy will be voted as stated thereon.

Election of Directors

     Mead's Regulations provide for the annual election of directors in a manner not affecting the unexpired terms of directors previously elected as members of a class. At the 1997 Annual Meeting, the terms of John C. Bogle, William E. Hoglund, John A. Krol, Susan J. Kropf, Steven C. Mason, Paul F. Miller, Jr., Lee
J. Styslinger, Jr. and Jerome F. Tatar expire, and in accordance with a recommendation of the Board of Directors and its Nominating & Organization Committee, each of them will stand for re-election to a new one-year term expiring at the Annual Meeting in 1998. Also, upon recommendation of the Board and the Committee, J. Lawrence Wilson is proposed for election as a director to a one-year term expiring at the Annual Meeting in 1998.

     Jerome F. Tatar was elected to the Board of Directors on April 25, 1996 for a term expiring at the 1997 Annual Meeting.

     Thomas B. Stanley, Jr., a member of the Board of Directors for 27 years, has reached retirement age for members of the Board and will retire from the Board on the date of the Annual Meeting.

     The business experience and other information concerning the nominees for director, and the directors continuing in office after the Annual Meeting, are set forth on pages 3 through 6.

     Directors are elected by a plurality of the votes cast. Abstentions and nonvotes are not considered. It is the intention of the persons named in the accompanying form of proxy, unless authorization to do so is withheld, to vote for the election of the nine nominees. The holders of the proxies may, in their discretion, vote for a substitute nominee(s) designated by the directors in the event that any nominee becomes unable to serve for any reason presently unknown. Under Ohio law, if a shareholder gives written notice to the President, a Vice President or the Secretary, not less than 48 hours before the time fixed for the Annual Meeting, that such shareholder desires the voting at the election of directors to be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by or on behalf of the shareholder giving such notice, then the directors will be elected by cumulative voting. In such event, each shareholder has the right to give one candidate a number of votes equal to the number of directors then being elected multiplied by the number of such shareholder's shares, or to distribute such shareholder's votes on the same principle among two or more candidates. In the event of cumulative voting for directors, unless otherwise indicated by the shareholder, a vote for the nominees of the Board of Directors will give the proxyholders discretionary authority to cumulate all votes to which the shareholder is entitled and to allocate them in favor of any one or more of such nominees as the persons named in the enclosed proxy determine. If a shareholder desires specifically to allocate votes among one or more nominees, the shareholder should so specify on the proxy card.

          Nominees for Director for a one-year term expiring in 1998



Picture of John C. Bogle


John C. Bogle
Mr. Bogle is Chairman of the Board of The Vanguard Group of Investment Companies, and Chairman of the mutual funds in The Vanguard Group since 1974.

Age:  67

Director Since:  1978

Committees:
Compensation
Corporate Objectives
Finance
Nominating & Organization

Other Directorships:
The General Accident
Group of Insurance
Companies
Chris-Craft Industries, Inc.
National Constitution Center


Picture of William E. Hoglund


William E. Hoglund

Mr. Hoglund retired as Director and Executive Vice President, Corporate Affairs and Staff Support Group of General Motors Corporation in January 1995. He was Executive Vice President and Chief Financial Officer of GM from April 1992 through November 1992, and Executive Vice President, Automotive Components Group, from 1988 through 1992.

Age:  62

Director Since:  1993

Committees:
Compensation
Corporate Objectives
Corporate Responsibility
Executive
Finance
Nominating &
Organization

Other Directorships:
Standard Federal Bank
Detroit Diesel Corporation



Picture of John A. Krol


John A. Krol

Mr. Krol has been a Director and Vice Chairman of E. I. du Pont de Nemours and Company since April 1992. In 1995 he was elected President and Chief Executive Officer. He was Senior Vice President - DuPont Fibers from November 1990 through March 1992.

Age:  60

Director Since:  1994

Committees:
Corporate Objectives
Corporate Responsibility
Finance
Nominating & Organization

          Nominees for Director for a one-year term expiring in 1998


Picture of Susan J. Kropf


Susan J. Kropf
Ms. Kropf has been Senior Vice President of Avon Products, Inc. and President, New and Emerging Markets since July 1996. Prior to that, she was Senior Vice President - Global Product and Business Development since 1994 to July 1996. Prior to that, she was Group Vice President, U.S. Product Marketing Group from 1992 to 1994.

Age:  48

Director Since:  1996

Committees:
Audit
Compensation
Corporate Objectives
Nominating & Organization

Other Directorships:
Green Point Financial
Corporation


Picture of Steven C. Mason


STEVEN C. MASON

Mr. Mason was elected Chairman of the Board and Chief Executive Officer in May 1992. Prior to that he was elected Vice Chairman in April 1991. He also was elected and served as President from December 1994 to April 1996.

Age:  61

Director Since:  1982

Committees:
Executive and ex-officio
member of the other
Committees of the Board

Other Directorships:
PPG Industries, Inc.



Picture of Paul F. Miller, Jr.


PAUL F. MILLER, JR.

Mr. Miller was a founding partner of Miller, Anderson & Sherrerd, an investment management firm. He retired as a general partner in 1991, and was a limited partner with the firm through 1995. He is now sole proprietor of Miller Associates and engages in private investing.

Age:  69

Director Since:  1963

Committees:
Audit
Corporate Objectives
Corporate Responsibility
Executive
Finance
Nominating & Organization

Other Directorships:
Hewlett-Packard Company
Rohm and Haas Company
LTCB-MAS, Inc.
World Wildlife Fund

          Nominees for Director for a one-year term expiring in 1998

Picture of Lee J. Styslinger, Jr.


LEE J. STYSLINGER, JR.

Mr. Styslinger is Chairman and a Director of ALTEC Industries, Inc.

Age:  63

Director Since:  1992

Committees:
Audit
Compensation
Corporate Objectives
Executive
Nominating & Organization

Other Directorships:
Global Rental Company
Jemison Investment Company
Regions Financial
Corporation
Southern Research
Technology



Picture of Jerome F. Tatar


JEROME F. TATAR

Mr. Tatar was elected President and Chief Operating Officer in April 1996. Prior to that he served as Vice President-Operating Officer since July 1994. Prior to that he was President of Mead Fine Paper Division since 1987.

Age:  50

Director Since:  1996

Other Directorships:
Robbins & Myers Corporation

Picture of J. Lawrence Wilson

J. LAWRENCE WILSON

Mr. Wilson is Chairman of the Board, Chief Executive Officer and a Director of Rohm and Haas Company since 1988.

Age: 60

Other Directorships:
Cummins Engine Company
Vanderbilt University
The Vanguard Group of Mutual Funds

                     Directors whose terms expire in 1998



Picture of John G. Breen


JOHN G. BREEN

Mr. Breen is Chairman, Chief Executive Officer and a Director of The Sherwin-Williams Company.

Age:  62

Director Since:  1986

Committees:
Audit
Compensation
Corporate Objectives
Executive
Finance
Nominating & Organization

Other Directorships:
National City Corporation
Parker-Hannifin Corporation
The Goodyear Tire &
Rubber Company



Picture of James G. Kaiser


JAMES G. KAISER

Mr. Kaiser retired as President and Chief Executive Officer of Quanterra Incorporated in 1996. Prior to that he was President and CEO of Enseco Incorporated from 1992 to 1994. Prior to that he was Senior Vice President and General Manager of the Technical Products Division and Latin America and Asia Pacific Exports of Corning Incorporated.

Age:  54

Director Since:  1995

Committees:
Corporate Objectives
Corporate Responsibility
Finance
Nominating & Organization

Other Directorships:
The Stanley Works
The Sun Company



Picture of Charles S. Mechem, Jr.


CHARLES S. MECHEM, JR.

Mr. Mechem is Chairman of Cincinnati Bell, Inc. Prior to that he was Commissioner of the LPGA from 1991 through 1995. He retired as Chairman of United States Shoe Corporation in 1993.

Age:  66

Director Since:  1976

Committees:
Compensation; Corporate
Objectives; Finance;
Nominating & Organization

Other Directorships:
AGCO Corporation
Cincinnati Bell
Ohio National Life
Insurance Company
J.M. Smucker Company
Star Banc Corporation
Star Bank, N.A.
Myers Y. Cooper Company



Picture of Thomas B. Stanley, Jr.


THOMAS B. STANLEY, JR.

Mr. Stanley is a private investor.

Age:  70

Director Since:  1970

Committees:
Audit
Corporate Objectives
Executive
Finance
Nominating & Organization

Other Directorships:
MainStreet BankGroup
Incorporated

             Certain Information Concerning the Board of Directors


There were eight meetings of the Board of Directors during 1996. The seven standing committees of the Board and the number of meetings of each committee during 1996 follow:

                                                                     Number of
                            Committee                                Meetings
                            ---------                                ---------
Audit..............................................................      2
Compensation.......................................................      4
Corporate Objectives...............................................      3
Corporate Responsibility...........................................      2
Executive..........................................................      0
Finance............................................................      3
Nominating & Organization..........................................      3


The Chairman of the Board and Chief Executive Officer serves as an ex-officio, nonvoting member of all standing committees, other than the Executive Committee.


Duties and Members
Each standing committee of the Board of Directors is composed of directors who are not employed by Mead, except the Executive Committee. The duties and membership of each committee are as follows:


The Audit Committee recommends annually to the Board for its approval the engagement of the independent certified public accountants, verifies and assures their independence, reviews the professional services they provide, reviews the fees charged for audit and non-audit services, reviews the broad scope of the internal and external audit programs, and reviews with the independent certified public accountants, at the completion of their audit, Mead's financial statements and matters relating to the audit.


Members:
--------
Styslinger (chairman)
Breen
Kropf
Miller
Stanley

The Compensation Committee is charged with the broad responsibility for assuring that officers and key management personnel are effectively compensated in terms which are internally equitable and externally competitive. The Committee authorizes the compensation of officers and senior management and recommends to the Board the compensation of the Chairman of the Board and the President and reviews the salaries of other key executives, reviews executive compensation policies and recommends modifications in existing retirement or benefit plans. The Committee also approves grants under and administers Mead's stock option and restricted stock plans.

Members:
-------
Breen (chairman)
Bogle
Hoglund
Kropf
Mechem
Styslinger


The Corporate Objectives Committee is charged with reviewing Mead's objectives and strategies and evaluating management's recommendations for long-term growth and profitability. Further, the Committee makes appropriate recommendations to the full Board with regard to specific proposals by management of major strategic importance, including acquisitions. The Committee also monitors growth programs to measure progress, reviews the potential impact of economic trends on operations and reviews technological trends with the view toward allocating resources to areas offering greatest potential growth.

Members:
-------
Hoglund (chairman)
Bogle
Breen
Kaiser
Krol
Kropf
Mechem
Miller
Stanley
Styslinger

The Corporate Responsibility Committee is charged with questioning and evaluating Mead's plans and responses relating to changing needs and concerns of those major constituencies (both internal and external) which can be expected to judge Mead's behavior and social performance.

Members:
-------
Krol (chairman)
Hoglund
Kaiser
Miller

The Executive Committee is empowered under Ohio law to exercise the full authority of the Board, except as to matters not delegable. However, in practice, there are no scheduled meetings of this Committee and such powers would be exercised only in special situations.

Members:
-------
Mason (chairman)
Miller (vice chairman)
Breen
Hoglund
Stanley
Styslinger

The Finance Committee is charged with overseeing Mead's financial affairs and recommending such financial actions and policies as are most appropriate to accommodate Mead's strategic and operating strategies while maintaining its sound financial condition. The Committee reviews programs designed to inform and to maintain and improve shareholder and financial community relations.

Members:
-------
Stanley (chairman)
Bogle
Breen
Hoglund
Kaiser
Krol
Mechem
Miller

The Nominating & Organization Committee has as its principal concerns the nomination of candidates to the Board, evaluation of the performance of the Chief Executive Officer, organizational development, and review of shareholder proposals and suggestions. The Committee develops criteria and evaluates the performance of the Chief Executive Officer. The Committee also furnishes its evaluation to the Compensation Committee and reviews the compensation set by the Compensation Committee to ensure it appropriately relates to shareholder value.

Members:
-------
Miller (chairman)
Bogle
Breen
Hoglund
Kaiser
Krol
Kropf
Mechem
Stanley
Styslinger

Mead's Regulations require nominations for the Board from any shareholder to be delivered not less than 50 nor more than 75 days prior to the meeting of the shareholders to which the nomination relates, and to contain specified information about the nominee and the shareholder making such nomination. In addition to any nominations made pursuant to Mead's Regulations, the Nominating & Organization Committee will consider such suggestions for nominations to the Board as may be offered by shareholders. Such suggestions for nominations should be submitted to Thomas E. Palmer, Secretary. Directors are selected on the basis of recognized achievements and their ability to bring essential skills and experience to the deliberations of the Board.

Directors who are not employees receive $20,500 annually for services as a director and $1,200 per meeting for attendance at meetings of the Board and its committees. Directors who are Mead employees are not compensated for their services as directors. In 1996, each director other than Mr. John C. Bogle and Ms. Susan J. Kropf attended 75% or more of the Board and committee meetings.

Mead has a deferred compensation plan for non-employee directors pursuant to which receipt of compensation for Board service, together with a credited return thereon, may be deferred until after termination of service.

In 1987, Mead adopted a Restricted Stock Plan ("Plan") under which directors who were not employees or officers of Mead received grants of Common Shares with a market value of $37,500 at five-year intervals. Grants were made in January 1988 and January 1993. A pro rata portion of $37,500 was granted to such directors who were elected during the five-year period. The shares were subject to forfeiture if the director left Mead within five years, unless the director left as a result of death, disability or normal retirement (in which event, all restrictions lapsed with respect to a pro rata portion of the restricted shares). Additionally, all rights to the shares would vest upon the occurrence of certain "change in control" events. The Plan was amended in 1996 to eliminate future multi-year grants and provide for annual grants of $7,500 commencing in 1998. The Plan was also amended by shareholders in 1996 to provide for an automatic grant to non-employee directors in the amount of $5,000, with subsequent annual grants to be calculated pursuant to a formula. The Plan also permits directors under certain conditions to defer a portion of their cash retainer in the form of restricted shares.

Securities Ownership

Set forth in the following table is information as of January 24, 1997 with respect to the number of Common Shares beneficially owned by each nominee and director, each of the named executive officers, and by all nominees, directors and executive officers as a group.

A person is considered to "beneficially own" any shares: (i) over which such person exercises sole or shared voting or investment power or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (e.g., through the exercise of stock options).

Unless otherwise indicated, voting and investment power is exercised solely by the beneficial owner or is shared by such owner and such owner's spouse or children.

                        Ownership of Mead Common Shares
                        -------------------------------
                          as of January 24, 1997/(1)/

                                                                Number Beneficially
                                                                  Owned Including
                                                                   Option Shares
                                                                     Which May
Name of                                                             be Acquired
Beneficial Owner                              Option Shares      Within 60 Days/(1)/
----------------                              -------------      -------------------
John C. Bogle.............................            610               4,185
John G. Breen.............................            610               4,185
William R. Graber.........................         47,900              50,235
William E. Hoglund........................            610               3,211
James G. Kaiser...........................            610               1,172
Elias M. Karter...........................         99,750              97,863
John A. Krol..............................            610               1,032
Susan J. Kropf............................            610                 473
Raymond W. Lane...........................         72,000              77,776
Steven C. Mason...........................        354,250             421,289
Charles S. Mechem, Jr.....................            610               5,236
Paul F. Miller, Jr........................            610              15,635
Thomas E. Palmer..........................         50,506              56,816
Thomas B. Stanley, Jr.....................            610             729,685/(2)/
Lee J. Styslinger, Jr.....................            610              21,694
Jerome F. Tatar...........................         92,335              86,856
------------------------

All directors, nominees
 and executive officers as
 a group (19 persons).....................        867,291           1,738,858
-----------------------

(1) Includes restricted shares granted under Mead's Restricted Stock Plan, and shares held in the named executive's common stock account as of December 31, 1996, in the Mead Salaried Savings Plan. The named executives may vote and direct the disposition of shares in their account, except to the extent such shares constitute Mead matching shares.

(2) Includes 471,980 shares held in family trusts with respect to which Mr. Stanley is one of three co-trustees who share the voting and investment power.

As of January 24, 1997, the number of shares beneficially owned (excluding option shares which may be acquired within 60 days) (i) by the directors and executive officers as a group was approximately 1.80% of outstanding, (ii) by Mr. Stanley, 1.40% and (iii) by all other directors individually, less than 1%. The following table sets forth certain information with respect to persons known to Mead to be beneficial owners of more than five percent of the outstanding Common Shares:

                                                                                  Percent of Common
                                                      Number of Common Shares    Shares Outstanding
Name and Address of Beneficial Owners                   Beneficially Owned      as of January 24, 1997
--------------------------------------                -----------------------   ----------------------

The Prudential Insurance Company of America,                2,642,362/(1)/            5.06%/(1)/
   751 Broad Street, Newark, New Jersey 07102-3777

------------------------
(1) Source: Schedule 13G dated January 30, 1997, filed by beneficial owner with SEC.

Report of Compensation Committee on Executive Compensation

The Compensation Committee is comprised of six Directors of the Board who are not employees of the Company. This Committee is responsible for setting competitive compensation structures and approving payout levels for officers and senior management.

Mr. Mason, Chairman of the Board and Chief Executive Officer, serves as an ex-officio, nonvoting member of the Board's standing committees, including the Compensation Committee. He was not present during any discussion of his compensation.

Mead's executive compensation structure is based on competitiveness within Mead's business environment. The actual compensation levels delivered to executives are designed to directly link to the financial performance of the Company; align the interests of the executives with Company performance, thus increasing shareholder value; to attract, retain and motivate executive talent; and, to provide a balanced total compensation package that recognizes the individual contributions of the executive and the business results of the Company.

Base Pay
--------

Salary range midpoints are set to approximate those midpoints of industrial companies of similar size to Mead, as annually reported in the Hay Industrial Management USA survey, representing 451 parent organizations and 731 independent operating units of all types of industrial employers in the United States (the "Hay Competition"). Around these midpoints for each salary grade is an established salary range, characterized by a defined minimum and maximum.

Actual salaries paid to executives are targeted to be competitive with the average salaries for that same survey group, with a particular comparison to a selected group of Forest Product company competitive peers. These peers (the "FP Peers") are Boise Cascade Corporation, Champion International Corporation, Georgia-Pacific Corporation, International Paper Company, James River Corporation, Potlatch Corporation, Riverwood International Corporation, Stone Container Corporation, Temple-Inland Inc., Union Camp Corporation, Westvaco Corporation, Weyerhaeuser Company, and Willamette Industries, Inc.

Salary increases for the executive group as a whole are determined primarily by a review of Mead's competitive position relative to the Hay Competition, and an assessment of competitive salary increase movement for the upcoming year. The salary increase for each named executive officer is determined by individual performance, influenced to a minor degree by that individual's position in the salary range. A fundamental basis of Mead's compensation philosophy is to deliver moderate salary increases, in favor of incentive payouts that reward for the performance of the Company and the contribution of the executive.

Mr. Mason's 1996 salary shows significant increase over the 1995 level, exceeding the moderate movement in CEO pay of the Hay Competition, on the basis of an assessment by the Board of his strength in leadership of the Corporation. His salary remains below the salary midpoint for his position, but the gap below the Hay Competition is negligible.

The salaries of the other named executives remain well below the Mead midpoint for their respective grades, and also lag the Hay Competition.

Annual Incentives
-----------------

Annual incentive targets are set at levels that achieve a combined salary midpoint plus incentive target that equals actual competitive average base salaries plus annual bonuses, as determined by an analysis of the total cash compensation paid by the Hay Competition.

Actual incentive payouts are determined under Mead's Corporate Annual Incentive Plan which is funded by a comparison of Mead Return on Total Capital ("ROTC") to both the FP Peers (as measured in the Value Line Report) and also to the Value Line Industrial Composite (the "Industrial Composite"), representing approximately 750 major industrial, retail and transportation companies that account for about 80% of the income earned by all U.S. nonfinancial corporations. The Mead ROTC comparison to the ROTC of each of the FP Peers and the Industrial Composite is weighted equally.

Mead's financial performance for 1996 declined from record levels attained in 1995, adversely affected by poor market prices but reflecting strong operations reliability. For incentive purposes, Mead's 1996 operating ROTC of 7.9% excludes the effect of the acquisition of the coated paper facility at Rumford, Maine near the end of 1996. As a result of the lower financial results, annual incentives for all named executives, including Mr. Mason, were below target levels.

Long-Term Incentives
--------------------

The Compensation Committee believes that a significant portion of senior executive compensation must reflect the desire for sustained operational excellence, reward competitive long-term financial results, and be linked to the returns realized by shareholders. Thus, a major portion of the compensation package reflects awards for long-term results. Mead's long-term compensation is delivered in three plans:

     1. Performance Unit Plan
     2. Restricted Stock Plan
     3. Stock Option Plan

The Corporate Long-Term Incentive Plan (the "LTIP") is a performance unit plan that provides incentive awards for attaining acceptable ROTC while growing productive capital. The plan provides significant financial reward when the return to shareowners exceeds Mead's cost of capital, particularly when management is growing Mead's business.

The payout is based on these two components, further adjusted by the Competitive Industry Factor: the formula involving competitive ROTC performance including the FP Peers and the Industrial Composite.

The current plan measured business results over a 2-year period: capital growth over the period 1995 through 1996, and the ROTC achieved in 1996. The resulting payout to executives determined by the plan was below target payout. For all participants other than Mr. Mason, the payout was delivered as 50% cash and 50% restricted stock. The Board of Directors used their discretion to deliver all Mr. Mason's long term payment as cash, with a mandatory deferral until retirement.

Restricted stock with a minimum of six-month restrictions may be granted to encourage retention of key executives, or in lieu of payment of cash incentives, or for any other reason consistent with the purposes of Mead's Restricted

Stock Plan. Restricted shares are granted at market prices. As indicated previously, 50% of the long term incentive payout was delivered as restricted stock to all named executives, other than Mr. Mason.

Stock option grants are based on competitive practices of the Hay Competition (rather than Mead's past corporate performance), are granted at market price and cannot be exercised for one year. The objective of stock option grants is to incent future Company performance, rather than to reward for past contribution. Mead also believes that granting stock options to senior management further aligns their interests with shareholders.

The size of annual option grants is based on the grade level of each recipient. Generally, the number of options granted increases approximately 30% with each grade level increase. Minor adjustments ((plus and/or minus)10%) are made to grants to recognize the future potential of the individual.

For 1996, Mr. Mason received grants of 51,605 stock options, which the Compensation Committee believed appropriate with respect to the size of competitive grants for Mr. Mason's grade level. Mr. Mason also received a grant of 25,000 stock options made in acknowledgment of an adjustment downward of the LTIP payout covering fiscal years 1994 through 1995.


Stock Ownership Guidelines
--------------------------

It is felt that executives are more significant contributors to the success of the business if they have a significant ownership position in the organization. The Compensation Committee feels that the design of Mead's executive compensation plans deliver adequate opportunity for each executive to acquire Mead shares. For the named executive officers, the Company has established guidelines that define a level of stock ownership that each executive is expected to achieve and maintain.

The 1996 Stock Option Plan includes a strategic feature that will enhance executive stock ownership: a provision of the new plan provides Reload Stock Options, to be granted only to each executive who, upon exercising Incentive Stock Options, purchased and held shares. The Reload Stock Option is exercisable if the underlying shares from the Incentive Stock Option exercise are held for a minimum of three years.


Compensation Deferral Opportunities
-----------------------------------

Mead maintains the Executive Capital Accumulation Plan (the "ExCAP") to provide executives with the opportunity to elect deferrals of earned compensation: base salary, annual incentive payout and long-term incentive payout (cash portions only). In addition, the plan provides for 401(k) contributions above the qualified plan limit to be placed in the same non-qualified account, along with a Company match that is determined by the 401(k) formula.

Funds deferred are credited at a rate set by one of several market-driven investment indices offered by the Company. Payment of those amounts deferred commence in accordance with the executive's deferral election, and generally start at retirement or termination, or on a fixed date.

For 1996, all named executives elected to participate through compensation deferrals and/or the 401(k) Top-Up. In addition, the Board of Directors mandated that 100% of Mr. Mason's long term payout be deferred until retirement, in order to plan for the maximum tax deduction in 1997.


Deductibility of Executive Compensation
---------------------------------------

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for individual compensation over one million dollars paid to the Company's Chief Executive Officer and to the four other most highly compensated executive officers. For 1996, Mr. Mason's compensation did not exceed one million dollars, due to a voluntary deferral election. To manage executive compensation in the best interests of the Company's shareowners, the Compensation Committee further recommended and the Board of Directors has approved a mandatory deferral of the balance of Mr. Mason's long term incentive payments to avoid 1997 compensation levels that would place Mr. Mason over the
Section 162(m) limit.


SUMMARY
-------

The Mead compensation program delivered as the mix of compensation elements (base pay, annual incentives, long term incentives and deferral opportunities) is an effective tool in supporting executive excellence. Mead's financial results decreased in 1996; resulting in Mead's 1996 returns that surpass the return of the FP Peers, but lag the Industrial Composite return. Appropriate with the design of the executive program, 1996 compensation levels for all named executives were also lower than in 1995.

The Compensation Committee remains confident that these elements of the executive compensation program are key in rewarding executives who contribute to the success of the Company and in the demonstrated increase in shareholder value.


Compensation Committee members:
John G. Breen (chairman)
John C. Bogle
William E. Hoglund
Susan J. Kropf
Charles S. Mechem, Jr.
Lee J. Styslinger, Jr.

Steven C. Mason  (ex-officio, nonvoting member)

Compensation Tables

The compensation for services performed during the fiscal years ended December 31, 1994, 1995 and 1996 for Mr. Mason and each of the other five most highly compensated executive officers is as follows. No stock appreciation rights were issued to the named executives during 1994-1996.

                           SUMMARY COMPENSATION TABLE

                                                                    Long-Term Compensation
                                                            ----------------------------------------
                        Annual Compensation                          Awards                 Payouts
              ----------------------------------------      -------------------------     ----------
                                                Other
Name                                            Annual    Restricted       Securities                   All Other
and                                             Compen-     Stock          Underlying         LTIP       Compen-
Principal                                       sation     Award(s)         Options/        Payouts       sation
Position     Year  Salary($)  Bonus($)/(1)/    ($)/(2)/    ($)/(3)/          SARs(#)        ($)/(4)/     ($)/(5)/
-----------  ----  --------   -------------    --------   ---------          --------     ----------    ---------
Steven C.    1996  $680,834     $475,000       $ 206,942   $       0         51,605/(6)/  $ 301,400    $  47,721
Mason,       1995   635,004      875,000          85,123           0         70,000         498,400       46,564
Chairman,    1994   566,672      782,800          61,876     227,813         60,000               0        7,505
and CEO

Jerome F.    1996  $382,529     $285,000       $   2,571   $  67,300         36,785       $  67,300    $  21,321
Tatar,       1995   261,344      219,700               0           0         10,700         296,100       12,760
President    1994   222,675      171,900               0      27,775         20,000               0        4,620
and COO

Eli M.       1996  $331,997     $200,000       $  55,434   $  51,900         24,850       $  51,900    $  20,932
Karter,      1995   292,980      219,700          64,743           0         10,700         296,100       16,871
Exec. VP     1994   268,648      182,100          26,125      30,580         20,700               0        4,620

Raymond      1996  $309,690     $200,000       $   4,683   $  51,900         22,237       $  51,900    $  18,007
W. Lane,     1995   252,504      219,700             641           0         10,700         296,100       13,722
Exec. VP     1994   212,999      212,800             357      27,775         20,000               0        4,620

Thomas E.    1996  $280,140     $150,000       $     531   $  41,850         13,996       $  41,850    $  18,399
Palmer, VP/  1995   259,256      198,300               0           0         10,700         266,700        5,392
General      1994   234,096      195,100               0     258,393         13,000               0        4,620
Counsel/
Secretary

William R.   1996  $253,488     $150,000       $  29,416    $ 41,850         14,000       $  41,850    $  16,073
Graber,      1995   230,760      198,300          13,462           0         10,700         266,700       12,176
VP/CFO       1994   212,100      182,100               0      76,143         11,000               0        4,620
----------------------

(footnotes on following page)

(1) Bonuses are earned in the year specified and paid in the following year. Cash bonuses for 1996 consist of payments under the Corporate Annual Incentive Plan.

(2) Consists solely of interest on deferred compensation in excess of the applicable federal rate. Mead owns life insurance on the lives of employees participating in this deferred compensation program which supports the interest rates used.

(3) Restricted stock holdings at December 31, 1996 (excluding restricted stock awarded in February 1997 under the LTIP): Mr. Mason, 5,665 shares ($329,278.13 value); Mr. Tatar, 656 shares ($38,130.00 value); Mr. Karter, shares 744 ($43,245.00 value); Mr. Lane, 656 shares ($38,130.00 value);
     Mr. Palmer 5,744 shares ($333,870.00 value) and Mr. Graber, 1,659 shares ($96,429.38 value). Dividends are paid on restricted stock in the same manner and amount as paid on Mead's common shares. The value of the restricted stock for purposes of the table is based on closing market prices on the date of the grant; however, for purposes of this footnote
     (3), it is based on closing market prices at December 31, 1996.

(4) The LTIP is a performance unit plan that measured business results over a 2-year period: capital growth over the period including 1995 through 1996, and the ROTC achieved for full year 1996. The payout was delivered as 50% restricted stock and 50% cash, other than to Mr. Mason. Restricted stock payouts are reported under "Restricted Stock Award(s)" and carry a restriction period of six months. Mr. Mason deferred the LTIP payout until after the completion of his Mead employment service.

(5) Amounts consist solely of executive life insurance premiums paid by Mead and matching contributions by Mead to qualified and non-qualified savings plans.

(6) Excludes a stock option grant in February 1996 made in acknowledgment of an adjustment downward of the LTIP payment covering fiscal years 1994 through 1995 and included in 1995 total.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR


The following table shows, for the named executive officers, additional information about option grants during the fiscal year ended December 31, 1996. No stock appreciation rights were granted in 1996.

                         Individual Grants
-------------------------------------------------------------------
                                                                                  Potential
                                   Percent of                                     Realizable Value at
                       Number of   Total                                          Assumed Annual
                       Securities  Options/                                       Rates of Stock Price
                       Underlying  SARs                                           Appreciation
                       Options/    Granted to  Exercise                           for Option Term/(2)/
                       SARs        Employees   or Base     Expira-         ---------------------------------------
                       Granted     in Fiscal   Price         tion
Name                   (#) /(1)/   Year        ($/Sh)        Date          0% ($)         5% ($)         10% ($)
----                   ---------   ----------  ------       -----          ------        ----------     ----------
Steven C. Mason        70,000/(3)/     8.0%    $53.0625    02/21/06          $0          $2,339,925     $5,998,125
                        6,605          0.8%     56.4375    11/08/06           0             234,890        592,749
Jerome F. Tatar        16,000          1.8%     53.0625    02/21/06           0             534,840      1,371,000
                       15,000          1.7%     56.3125    04/25/06           0             532,163      1,343,063
                        5,785          0.6%     51.4375    06/27/06           0             187,506        473,170
Eli M. Karter          14,000          1.6%     53.0625    02/21/06           0             467,985      1,199,625
                        6,000          0.7%     56.3125    04/25/06           0             212,865        537,225
                        2,850          0.3%     51.4375    06/27/06           0              92,376        233,109
                        2,000          0.2%     56.4375    11/08/06           0              71,125        179,485
Raymond W. Lane        15,000          1.7%     53.0625    02/21/06           0             501,413      1,285,313
                        5,000          0.6%     56.3125    04/25/06           0             177,388        447,688
                        2,237          0.2%     51.4375    06/27/06           0              72,507        182,970
Thomas E. Palmer       11,000          1.3%     53.0625    02/21/06           0             367,703        942,563
                        1,846          0.2%     51.4375    06/27/06           0              59,833        150,989
                        1,150          0.1%     56.4375    11/08/06           0              40,897        103,204
William R. Graber      11,000          1.3%     53.0625    02/21/06           0             367,703        942,563
                        3,000          0.3%     51.4375    06/27/06           0              97,238        245,378
------------------------------------------------------------------------------------------------------------------
                                                                           0%/(4)/        5%/(4)/        10%/(4)/
                                                                           -------       ----------     ----------

                                    Assumed Stock Price                    $53.0625          $86.49         $137.43
                      Market Value of All Shareholdings               $2.76 billion   $4.51 billion   $7.16 billion
                            Named Executives Percentage                                       0.36%           0.36%

(1) Options are granted with terms of ten years and may be exercised beginning one year or three years after date of grant, depending on the terms of the option. Limited Rights (described on page 22) have been granted to each of the named executive officers in an amount equal to the stock options granted. In addition, the holders of stock options may under certain conditions pay withholding taxes due upon the exercise of stock options using shares issued upon such exercise.


(2) The dollar amounts under the 5% and 10% columns are set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of Mead's stock.


(3) Includes stock options granted in February, 1996 made in acknowledgement of an adjustment downward of the LTIP payment covering fiscal years 1994 through 1995.


(4) At an assumed 5% stock price appreciation over a ten-year period, Mead's stock price would increase from $53.0625 per share (the market price on the grant date) to $86.49 per share, and the aggregate market value of all shareholder holdings as of the grant date would increase from $2.76 billion to $4.51 billion. At an assumed 10% stock price appreciation over a ten-year period, Mead's stock price would increase from $53.0625 per share to $137.43 per share, and the aggregate market value of all shareholder holdings as of the grant date would increase to $7.16 billion. The named executives would receive only 0.36% of any such increase in market value.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES


The following table shows information about stock option exercises during 1996 and unexercised stock options at year end 1996 for the named executive officers. No stock appreciation rights were granted or exercised in 1996.

                                                                 Number of
                                                                 Securities         Value of
                                                                 Underlying         Unexercised
                                                                 Unexercised        In-the-Money
                                                                 Options/SARs at    Options/SARs at
                                                                 FY-End (#)         FY-End ($)/(2)/
                      Shares
                      Acquired                                   Exercisable/       Exercisable/
Name                  on Exercise(#)   Value Realized ($)/(1)/   Unexercisable      Unexercisable
----                  --------------   -----------------------   -------------      -------------
Steven C. Mason        2,850              $ 65,015.63            277,645/76,605     $4,665,616/$394,248
                       3,755               117,109.06
                      10,750               245,234.38
Jerome F. Tatar        2,755                81,789.06             60,445/36,785        949,559/160,669
                       3,030                70,636.88
Eli M. Karter          2,000                52,875.00             74,900/24,850      1,342,806/113,503
                       2,550                58,171.88
                       2,850                57,178.13
Raymond W. Lane        2,237                14,400.69             49,763/22,257        696,801/250,610
                         800                16,250.00
                       2,500                48,750.00
Thomas E. Palmer       1,846                34,958.63             36,510/13,996        448,149/75,222
                       1,150                14,806.25
William R. Graber      3,000                70,875.00             33,900/14,000        436,544/81,000

----------------------

(1) Based upon the difference between the fair market value (the average of the high and the low prices) of Mead common shares on the date of exercise and the grant price of the stock option.

(2) Based upon the difference between the fair market value (the average of the high and the low prices) of Mead common shares on the last trading day of 1996 and the grant price of the stock option.

                      LONG-TERM INCENTIVE PLANS - AWARDS
                              IN LAST FISCAL YEAR


The following table shows, for the named executive officers, additional information about the LTIP plan eligibility for the performance period that commenced in 1996.



                                                    Performance or                      Estimated Future Payouts
                                Number of            Other Period                            Under Non-Stock
                                 Shares,                Until                              Price - Based Plans
                                Units or              Maturation         ---------------------------------------------------------
Name                         Other Rights(#)        or Payout/(1)/         Threshold($)       Target($)           Maximum($)
----                       ------------------   ---------------------    ---------------  ------------------  --------------------
Steven C. Mason                   663,000         1/1/96 to 12/31/97            $0             $663,000           $1,326,000
Jerome F. Tatar                   403,900         1/1/96 to 12/31/97             0              403,900              807,800
Eli M. Karter                     250,300         1/1/96 to 12/31/97             0              250,300              500,600
Raymond W. Lane                   250,300         1/1/96 to 12/31/97             0              250,300              500,600
Thomas E. Palmer                  178,000         1/1/96 to 12/31/97             0              178,000              356,000
William R. Graber                 178,000         1/1/96 to 12/31/97             0              178,000              356,000

----------------------

(1) The Company's LTIP is a performance unit plan that provides incentive awards for attaining acceptable ROTC while growing productive capital. The plan is based on compound capital growth achieved over the period from December 31, 1995 to December 31, 1997, and Company ROTC achieved for full year 1997. The payout factor produced is further multiplied by Mead's Competitive Industry Factor derived from the FP Peers and the Industrial Composite.

                               PERFORMANCE GRAPH

The following performance graph compares Mead's cumulative total shareholder return over a five year period, assuming $100 invested at December 31, 1991 in Mead common stock, in the S&P 500 Index and in the S&P Paper and Forest Products Composite Index. The information on these indices has been provided by Standard & Poor's Corporation. Shareholder return is based on increases in share price and dividends paid, assuming reinvestment of dividends.


                             THE MEAD CORPORATION
                      CUMULATIVE TOTAL RETURN:  1991-1996

                             [GRAPH APPEARS HERE]

Measurement Period
(Fiscal Year Covered)     Mead Corporation    S&P 500 Index    S&P Paper & F. P.
Measurement Pd -

FYE 12/31/91                $100.00             $100.00            $100.00
FYE 12/31/92                 113.80              107.62             114.34
FYE 12/31/93                 136.90              118.46             126.01
FYE 12/31/94                 151.17              120.03             131.30
FYE 12/31/95                 165.65              165.13             144.57
FYE 12/31/96                 188.27              203.05             159.91

                                                    YEAR
                            1991     1992     1993     1994      1995       1996
Mead                      100.00   113.80   136.90   151.17    165.65     188.27

S&P 500                   100.00   107.62   118.46   120.03    165.13     203.05

S&P Paper & F.P.          100.00   114.34   126.01   131.30    144.57     159.91

Assumes $100 invested on December 31, 1991 in Mead common stock, S&P index, and S&P Forest Products Index. Assumes reinvestment of dividends.

Retirement Plans
----------------

All salaried employees of Mead are participants in Mead's non-contributory retirement plan which provides retirement income based upon years of employment and average annual earnings for the five highest years during the last eleven years of employment. Benefits under the retirement plan become vested after five years.

The named executives have the years of credited service indicated: Mr. Mason, 38; Mr. Tatar, 22; Mr. Karter, 14; Mr. Lane, 21; Mr. Palmer, 4; Mr. Graber, 4. Earnings used for calculation of retirement income for the named executives are salary, bonus and incentive compensation (other than long-term incentive payments) paid as described in the Summary Compensation Table. The benefits payable under Mead's plan are reduced by one-half of the primary Social Security benefit.

Under the Employee Retirement Income Security Act, an individual's normal annual benefit from a qualified retirement plan such as Mead's may not exceed specified limits. To the extent that the amounts calculated under Mead's non-contributory retirement plan exceed such limits, Mead pays the excess under an unfunded excess benefit plan.

Mead also maintains an unfunded supplemental retirement plan for senior level management personnel who become eligible to participate in the plan after they have completed three years of employment in a qualified job classification. The plan provides annual retirement benefits for 55% of a participant's final average earnings (earnings include bonuses and incentive compensation other than long-term incentive payments, but may not exceed two times base compensation for any year) for the three highest years during the last eleven years of employment, less benefits received from other retirement plans of Mead and from retirement plans of previous employers. Benefits are also reduced by one-half of a participant's primary Social Security Benefit. A participant may receive full benefits under this plan after he attains age 62. Messrs. Mason, Tatar, Karter, Lane, Palmer and Graber are currently eligible to participate in this plan.

The approximate annual benefits, on a straight life annuity basis, payable to the named executive officers under the retirement plan and the excess and supplemental retirement plans, based on compensation levels to date and assuming retirement at age 62, calculated prior to the offsets described above, are as follows: Mr. Mason, $648,588; Mr. Tatar, $229,648; Mr. Karter, $246,639; Mr.
Lane, $238,174; Mr. Palmer, $225,360 and Mr. Graber, $205,706.


Benefit Trust
-------------

A Benefit Trust, restated in 1996, was established to preserve the benefits earned under Mead's unfunded supplemental retirement plan, incentive compensation election plan, the deferred compensation plan for directors, the former directors retirement plan, and excess benefit plan (the "Plans") in the event of a change in control. Upon the occurrence of any potential change in control, as defined in the Benefit Trust, Mead will be obligated to contribute an amount of cash and other property to the Benefit Trust which is intended to be sufficient to pay, in accordance with the terms of the Plans, the benefits authorized under such Plans and certain related expenses. If the funds in the Benefit Trust are insufficient for any reason to pay amounts due under the Plans, Mead will remain obligated to pay any such deficiency.


Termination Arrangements
------------------------

General Severance Program. Mead has formalized a company-wide severance program for its salaried employees who are involuntarily terminated. The basic program provides severance pay in a lump sum equal to one week's salary for each full year of service plus an additional week for each $20,000 of base salary (or increment thereof) subject to enhancement following a change in control. Medical, dental and life insurance coverages will be provided for a period of time equal to the number of weeks of severance, provided certain conditions are met. The maximum period for severance pay, depending on the salary level of the employee, will be limited to either 52 or 26 weeks. Based on current compensation, if the individuals named in the Summary Compensation Table had been terminated on December 31, 1996, the amounts payable to each of them would have been as follows: Mr. Mason, $690,000; Mr. Tatar, $368,107; Mr. Karter, $212,987; Mr. Lane, $241,153; Mr. Palmer, $102,920 and Mr. Graber, $84,718.

Severance Agreements. Mead has in place severance agreements with executive officers and other key executives (collectively, the "Key Executives"). The severance agreements provide for the payment of certain benefits to a Key Executive (in lieu of amounts payable under the general severance program) if employment is terminated by Mead other than for "cause", or on account of death, disability or normal retirement, within two years after a "change in control" of Mead, or if employment is terminated by the Key Executive for "good reason" within such period, as such terms are defined in the respective severance agreements. In general, under such circumstances, the Key Executive is entitled to a cash payment of two times (three times, in the case of the Chairman) the sum of (i) the Key Executive's then current annual base salary, and (ii) the greater of the Key Executive's current target incentive under Mead's incentive plans or his most recent annual award thereunder. Based on levels of compensation as of December 31, 1996, if the individuals named in the Summary Compensation Table had been terminated on such date, the amounts payable to each of them would have been as follows: Mr. Mason, $5,483,635; Mr. Tatar, $2,491,529; Mr. Karter, $1,646,926; Mr. Lane, $1,608,890; Mr. Palmer, $1,235,022
and Mr. Graber, $1,185,960.

The severance agreements also provide for (i) the cancellation of all outstanding stock options granted to the Key Executive under any stock option plan of Mead in consideration for a cash payment equal to the number of shares covered by the option multiplied by the difference between the exercise price per share and the higher of (a) the reported closing price per share on the date of the Key Executive's termination or (b) the highest price paid per share in connection with any change in control; (ii) a continuation of benefits under Mead's life insurance, medical and dental plans (or substantially similar benefits); and (iii) out placement counseling. If the aggregate severance benefits to any executive would be subject to an excise tax under the Internal Revenue Code, the actual benefits will be reduced to the extent necessary to avoid the imposition of the excise tax.


Limited Stock Appreciation Rights
---------------------------------

Mead's stock option plans authorize the Compensation Committee to grant limited stock appreciation rights ("Limited Rights") with respect to all or any portion of the shares covered by options. The Committee may grant Limited Rights simultaneously with the grant of an option or at any time during their respective terms. Limited Rights have been granted to all named executive officers in an amount equal to stock options granted. In general, Limited Rights are exercisable only after certain events which constitute a change in control of Mead. Upon the exercise of a Limited Right, an optionee will receive an amount in cash equal to the difference between (1) the exercise price per share of the option to which the Limited Right relates, and (2) a price which in general represents the value placed upon a Common Share in the change in control situation. When Limited Rights are exercised, the options to which they relate will cease to be exercisable.


Certain Transactions
--------------------

Mr. Mason has the power to direct distributions from a charitable trust he established in 1988 to hold his shares of a corporation in which he has a minority interest. Mead paid this corporation approximately $2.3 million in the ordinary course of business during 1996 for the purchase of paper machine supplies and equipment. Such purchases did not constitute a material portion of such corporation's business and were made in accordance with Mead's normal purchasing policy.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Company. Based solely upon a review of the copies of the forms filed under Section 16(a) and furnished to the Company, or written representations from reporting persons after inquiry, the Company believes that all filing requirements applicable to its executive officers and directors were complied with during 1996.

Compensation Committee Interlocks and Insider Participation

The members of the Board's Compensation Committee are Messrs. Bogle, Breen, Hoglund, Mechem, Styslinger and Ms. Kropf. In addition, Mr. Mason, Mead's Chairman and Chief Executive Officer, is an ex-officio nonvoting member of the Board's standing committees, including the Compensation Committee (although Mr. Mason did not participate in any Compensation Committee discussions regarding his compensation). Mr. Palmer, Mead's Vice President, General Counsel and Secretary, is the nonvoting Secretary of the Committee, but is not a member of the Committee.

Except as described above, none of the members of the Compensation Committee are or were an officer or employee of Mead, or have any relationship requiring disclosure under the federal securities rules.

Other Business

The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. However, if any other matters are properly brought before the meeting it is intended that the holders of proxies will vote thereon in their discretion.

Independent Public Accountants

The independent certified public accounting firm of Deloitte & Touche LLP has been appointed by the Board of Directors to serve as independent public accountants for Mead and its subsidiaries for the fiscal year ending December 31, 1997. Deloitte & Touche LLP served in such capacity for the fiscal year ended December 31, 1996. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

Shareholder Proposals

Any proposal by a shareholder intended for inclusion in Mead's proxy statement and form of proxy for the 1998 Annual Meeting of Shareholders must be received by Mead at Courthouse Plaza Northeast, Dayton, Ohio 45463, Attention: Thomas E. Palmer, Secretary, on or before November 12, 1997 in order to be eligible for such inclusion.

Solicitation of Proxies

The entire cost of solicitation will be borne by Mead. In addition to the use of the mails, proxy solicitations may be made by officers and employees of Mead, personally or by telephone and telegram. It is also anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. Mead has retained Kissel-Blake Inc. to aid in the solicitation of proxies, for which Mead will pay an estimated $12,500. In addition, Mead will reimburse Kissel-Blake Inc., banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses.

By order of the Board of Directors
Steven C. Mason
Chairman of the Board


Printed on [50# New Era Matte]

                                  DETACH HERE                              MEA F

--------------------------------------------------------------------------------

                                     PROXY

                             THE MEAD CORPORATION

                Annual Meeting of Shareholders, April 24, 1997


     The undersigned holder(s) of Common Shares of THE MEAD CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), hereby appoints William
E. Hoglund, Steven C. Mason and Thomas E. Palmer, and each of them, attorneys of the undersigned, with power of substitution, to vote all of the Common Shares of the undersigned entitled to vote at the Annual Meeting of the Company to be held at the Blair Auditorium, Sinclair Community College, 444 West Third Street, Dayton, Ohio on Thursday, April 24, 1997 at 4:00 p.m. and at any and all adjournments of such meeting, upon the matters set forth on the reverse side hereof, and in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTION IS INDICATED, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE DIRECTORS. IN THE EVENT OF CUMULATIVE VOTING FOR DIRECTORS, EXCEPT AS OTHERWISE INDICATED BY THE UNDERSIGNED, A VOTE FOR THE NOMINEES LISTED HEREIN WILL GIVE THE PROXYHOLDERS DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES TO WHICH THE UNDERSIGNED IS ENTITLED AND TO ALLOCATE THEM IN FAVOR OF ANY ONE OR MORE OF THE NOMINEES, AS THE PROXYHOLDERS DETERMINE.
                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------

             CONTINUED AND TO BE VOTED AND SIGNED ON REVERSE SIDE

                                  DETACH HERE                    MEA, ME2, ME3 F

--------------------------------------------------------------------------------

[X] Please mark
    votes as in
    this example

------------------------------------------------------
The Board recommends a vote FOR the following proposal
------------------------------------------------------

1.  Election of Directors to serve until the Annual Meeting in the year 1998.
Nominees: John C. Bogle, William E. Hoglund, John A. Krol, Susan J. Kropf,
          Steven C. Mason, Paul F. Miller, Jr., Lee J. Styslinger, Jr., Jerome F. Tatar and J. Lawrence Wilson

            FOR                WITHHELD
            ALL                FROM ALL
          NOMINEES             NOMINEES
            [_]                  [_]


[_]
    --------------------------------------
    For all nominees except as noted above

                                                               MARK HERE
                                                              FOR ADDRESS    [_]
                                                               CHANGE AND
                                                              NOTE AT LEFT


Receipt is acknowledged of Notice of the Annual Meeting and Proxy Statement relating thereto.

Shareholders should mark, date this proxy and sign exactly as name(s) appears hereon and return in the enclosed envelope. If stock is held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.


Signature:                   Date:       Signature:                  Date:
           -----------------       -----            ----------------       -----

                                  DETACH HERE                              ME2 F

--------------------------------------------------------------------------------

                                     PROXY

                       CONFIDENTIAL VOTING INSTRUCTIONS

               TO: FIDELITY MANAGEMENT TRUST COMPANY AS TRUSTEE

                     UNDER THE MEAD SALARIED SAVINGS PLAN

               Annual Meeting of Shareholders:   April 24, 1997


     As a participant in the Mead Salaried Savings Plan, I hereby instruct the Trustee to vote (in person or by proxy) all Common Shares of THE MEAD CORPORATION which are credited to my account at the Annual Meeting of Mead to be held at the Blair Auditorium, Sinclair Community College, 444 West Third Street, Dayton, Ohio, on Thursday, April 24, 1997, at 4:00 p.m. and at any and all adjournments thereof, on the matters set forth herein, and, in the Trustee's discretion, on such other business as may properly come before the meeting.

     THIS DIRECTION IS BEING SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE UNDER THE MEAD SALARIED SAVINGS PLAN. THIS DIRECTION WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT. IF NO INSTRUCTION IS INDICATED, THE TRUSTEE SHALL VOTE SUCH WHOLE SHARES IN THE SAME PORTION AS THE SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED FROM OTHER PARTICIPANTS.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------

                                  DETACH HERE                    MEA, ME2, ME3 F

--------------------------------------------------------------------------------

[X] Please mark
    votes as in
    this example

------------------------------------------------------
The Board recommends a vote FOR the following proposal
------------------------------------------------------

1.  Election of Directors to serve until the Annual Meeting in the year 1998.
Nominees: John C. Bogle, William E. Hoglund, John A. Krol, Susan J. Kropf,
          Steven C. Mason, Paul F. Miller, Jr., Lee J. Styslinger, Jr., Jerome F. Tatar and J. Lawrence Wilson

            FOR                WITHHELD
            ALL                FROM ALL
          NOMINEES             NOMINEES
            [_]                  [_]


[_]
    --------------------------------------
    For all nominees except as noted above

                                                               MARK HERE
                                                              FOR ADDRESS    [_]
                                                               CHANGE AND
                                                              NOTE AT LEFT


Receipt is acknowledged of Notice of the Annual Meeting and Proxy Statement relating thereto.

Shareholders should mark, date this proxy and sign exactly as name(s) appears hereon and return in the enclosed envelope. If stock is held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.


Signature:                   Date:       Signature:                  Date:
           -----------------       -----            ----------------       -----

                             DETACH HERE                                   ME3 F

--------------------------------------------------------------------------------

                                     PROXY

                       CONFIDENTIAL VOTING INSTRUCTIONS

               TO: FIDELITY MANAGEMENT TRUST COMPANY AS TRUSTEE

           UNDER THE MEAD SAVINGS PLAN FOR BARGAINING UNIT EMPLOYEES

                Annual Meeting of Shareholders: April 24, 1997


     As a participant in the Mead Savings Plan for Bargaining Unit Employees, I hereby instruct the Trustee to vote (in person or by proxy) all Common Shares of THE MEAD CORPORATION which are credited to my account at the Annual Meeting of Mead to be held at the Blair Auditorium, Sinclair Community College, 444 West Third Street, Dayton, Ohio, on Thursday, April 24, 1997, at 4:00 p.m. and at any and all adjournments thereof, on the matters set forth herein, and, in the Trustee's discretion, on such other business as may properly come before the meeting.

     THIS DIRECTION IS BEING SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE UNDER THE MEAD SAVINGS PLAN FOR BARGAINING UNIT EMPLOYEES. THIS DIRECTION WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT. IF NO INSTRUCTION IS INDICATED, THE TRUSTEE SHALL VOTE SUCH WHOLE SHARES IN THE SAME PORTION AS THE SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED FROM OTHER PARTICIPANTS.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------

                                  DETACH HERE                    MEA, ME2, ME3 F

--------------------------------------------------------------------------------

[X] Please mark
    votes as in
    this example

------------------------------------------------------
The Board recommends a vote FOR the following proposal
------------------------------------------------------

1.  Election of Directors to serve until the Annual Meeting in the year 1998.
Nominees: John C. Bogle, William E. Hoglund, John A. Krol, Susan J. Kropf,
          Steven C. Mason, Paul F. Miller, Jr., Lee J. Styslinger, Jr., Jerome F. Tatar and J. Lawrence Wilson

            FOR                WITHHELD
            ALL                FROM ALL
          NOMINEES             NOMINEES
            [_]                  [_]


[_]
    --------------------------------------
    For all nominees except as noted above

                                                               MARK HERE
                                                              FOR ADDRESS    [_]
                                                               CHANGE AND
                                                              NOTE AT LEFT


Receipt is acknowledged of Notice of the Annual Meeting and Proxy Statement relating thereto.

Shareholders should mark, date this proxy and sign exactly as name(s) appears hereon and return in the enclosed envelope. If stock is held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.


Signature:                   Date:       Signature:                  Date:
           -----------------       -----            ----------------       -----